                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-0774

                          SCUDDER INVESTMENT PORTFOLIOS
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder US Bond Index Fund

Annual Report to Shareholders

December 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder US Bond Index Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

US Bond Index Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund may not be able to mirror the Lehman Brothers Aggregate Bond Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of securities selected. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2003

All performance shown is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns
Scudder US Bond Index Fund	1-Year	3-Year	5-Year	Life of Fund*
Premier Class	3.75%	7.29%	6.37%	7.27%
Lehman Brothers Aggregate Bond Index+	4.10%	7.57%	6.62%	7.43%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* The Fund commenced operations on June 30, 1997. Index returns begin June 30, 1997.
Net Asset Value and Distribution Information
Premier Class
Net Asset Value: 12/31/03	$ 10.46
12/31/02	$ 10.60
Distribution Information: Twelve Months: Income Dividends	$ .42
Capital Gains	$ .11
December Income Dividend	.0310
SEC 30-day Yield++	3.22%
Current Annualized Distribution Rate++	3.56%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended December 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yield would have been 2.93% had certain expenses not been reduced.
Premier Class Lipper Rankings - Intermediate Investment Grade Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	285	of	426	67
3-Year	97	of	321	31
5-Year	59	of	229	26

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $5,000,000 Investment
[] Scudder US Bond Index Fund - Premier Class [] Lehman Brothers Aggregate Bond Index+

Yearly periods ended December 31

Comparative Results
Scudder US Bond Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Premier Class	Growth of $5,000,000	$5,187,500	$6,175,500	$6,810,000	$7,891,500
	Average annual total return	3.75%	7.29%	6.37%	7.27%
Lehman Brothers Aggregate Bond Index+	Growth of $5,000,000	$5,205,000	$6,223,500	$6,890,000	$7,965,000
	Average annual total return	4.10%	7.57%	6.62%	7.43%

The growth of $5,000,000 is cumulative.

* The Fund commenced operations on June 30, 1997. Index returns begin June 30, 1997.
+ Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder US Bond Index Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for US Bond Index Portfolio, in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the portfolio. As of September 30, 2003, NTI had approximately $222 billion of assets under management.

A group of investment professionals is responsible for the day-to-day management of the portfolio.

In the following interview, Portfolio Manager Louis R. D'Arienzo discusses Scudder US Bond Index Fund's market environment during the 12-month period ended December 31, 2003.

Q: How did Scudder US Bond Index Fund perform over 2003?

A: Scudder US Bond Index Fund produced a total return of 3.75% (Premier Class shares unadjusted for sales charges) for the 12 months ended December 31, 2003, as compared with 4.10% for its benchmark, the Lehman Brothers Aggregate Bond Index.1 (Please see pages 3 through 4 for more complete performance information.) For an index fund based on the Lehman Brothers Aggregate Bond Index, such as this one, scale is everything. On funds with $500 million in assets or less, we expect about a tracking error versus the index of plus or minus 25 basis points to 35 basis points on an annual basis, which accounts for the fund's underperformance this period. This tracking error stems from an inability to diversify a fund of this size to match the index identically and reduce the tracking error below that range.

1 The Lehman Brothers Aggregate Bond Index is unmanaged and represents US domestic taxable investment-grade bonds including US Treasuries, agencies, corporate securities and mortgage-backed securities with an average maturity and duration in the intermediate range. Index returns do not reflect expenses, which have been deducted from the fund's return.

Q: What were the primary factors affecting the US bond markets during the past 12 months?

A: During 2003, the US bond markets overall experienced a good year, primarily due to the stellar performance of the US credit sector. The Lehman Brothers Aggregate Bond Index produced a positive 4.10% return for the 12 months ended December 31, 2003. However, while long-term US Treasury yields remained below their long-term mean, US Treasury yields across the yield curve actually rose over the 12-month period ended December 31, 2003 in the face of strong US economic growth during the second half of the year. For the annual period, yields on two-year Treasury notes rose from 1.60% to 1.83%, five-year Treasury yields climbed from 2.73% to 3.22%, 10-year Treasury yields increased from 3.82% to 4.25%, and 30-year Treasury bond yields rose from 4.78% to 5.07%. The yield curve remained relatively steep, though essentially unchanged in yield spread between the two-year and 30-year Treasuries, widening just 0.07% during 2003.

During the first quarter, continued US economic sluggishness, the fight against terrorism at home and abroad, equity market weakness and volatility, and the impending and then actual engagement of Iraq's military by coalition forces supported the ongoing strength of the US fixed-income markets. At its March 2003 meeting, the Federal Reserve Board stated that it would not currently take a stance on monetary policy given "the unusually large uncertainties clouding the geopolitical situation in the short run and their apparent effects on economic decision making."

During the second quarter, economic indicators were more mixed, on balance, suggesting a modest level of improvement in growth since the end of active military operations in Iraq at the end of April. The economy, however, continued to face powerful drags as it struggled to unwind the excesses of the 1990s boom. Households were still trying to save more, and businesses remained reluctant to invest or hire aggressively until the outlook for demand improved. On the other hand, consumer confidence bounced back a bit, consumer spending stabilized, and capital outlays continued to slowly improve. On June 25, in a conservative move, the Federal Reserve Board cut the targeted federal funds rate by 25 basis points to 1.00%, in an effort to "add further support for an economy which it expects to improve over time."2 After 13 consecutive interest rate cuts by the Federal Reserve Board since the start of 2001, short-term rates stood at their lowest levels in more than four decades.

While the sustainability of the economy remained of concern through much of the third quarter, personal consumption grew significantly, and the annualized rate of gross domestic product (GDP) growth reached a robust 8.2% during the third quarter. By early in the fourth quarter, improving economic indicators and the effects of strict cost cutting by businesses combined to produce a recovery in corporate profits. Jobless claims fell, industrial production jumped, housing starts continued to be strong despite higher mortgage rates, and core inflation continued to inch lower. GDP growth for the fourth quarter is estimated to be at an annualized rate of approximately 4%. Given this scenario, the market believed there would be no official increase in interest rates by the Federal Reserve Board until well into 2004.

2 A basis point is one-hundredth of one percent, so 100 basis points equals 1.00%.
3 The Lehman US Treasury Index measures the public obligations of the US Treasury with a remaining maturity of one year or more. It excludes Treasury bills (because of the maturity constraint), certain special issues, such as flower bonds, targeted investor notes, and state and local government series bonds, STRIPS, and Treasury Inflation-Protection Securities.

Q: Which sectors within the Lehman Brothers Aggregate Bond Index were the best and worst performers?

A: Overall, on a duration-adjusted basis, the spread sectors in the Lehman Brothers Aggregate Bond Index outperformed US Treasury securities for the 12-month period ended December 31, 2003. The Lehman US Treasury Index produced a total return of 2.24% for the period.3

Corporate bonds led the way, as the Lehman US Credit Index provided an excess return over duration-adjusted Treasuries of approximately 527 basis points for the annual period, the strongest annual excess return on record.4 Corporate bond performance was driven by a combination of improving fundamentals, solid technicals and attractive relative valuations versus other fixed-income asset classes.

Commercial mortgage-backed securities (CMBS), as measured by the Lehman Investment-Grade CMBS Index, outperformed duration-adjusted Treasuries by 201 basis points for the same time frame.5 This was followed by asset-backed securities (ABS), which earned an excess return over duration-adjusted Treasuries of 181 basis points for the 12 months, with the manufactured housing segment the greatest contributing segment overall, as measured by the Lehman ABS Index.6 Against the backdrop of lower interest rates and the magnitude of refinancing activity, mortgage-backed securities (MBS) outperformed duration-adjusted Treasuries by just 11 basis points for the annual period, as per the Lehman MBS Index.7

4 The Lehman US Credit Index measures all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt.
5 The Lehman Investment-Grade CMBS Index measures ERISA-eligible, Aaa, Aa, A, and Baa rated commercial mortgage-backed securities, as rated by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors Services. Issues must have an outstanding par value of at least $50 million.
6 The Lehman ABS Index is the component of the Lehman US Aggregate Index that comprises debt securities backed by credit card, auto and home equity loans that are rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors Services. Issues must have at least one year to maturity and an outstanding par value of at least $50 million.
7 The Lehman MBS Index comprises fixed-rate 15- and 30-year securities backed by pools of mortgages, balloon mortgages and graduated-payment mortgages backed by the Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation that are rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors Services. Issues must have an outstanding par value of at least $50 million.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2003

Asset Allocation	12/31/03	12/31/02
US Government Backed	24%	12%
Corporate Bonds	21%	25%
US Government Sponsored Agencies	21%	11%
US Government Agency Sponsored Pass-Thrus	17%	22%
Foreign Bonds - US$ Denominated	5%	5%
Cash Equivalents & Other, net	4%	15%
Government National Mortgage Association	4%	5%
Collateralized Mortgage Obligations	2%	3%
Asset Backed	2%	2%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	12/31/03	12/31/02
Financials	44%	42%
Consumer Discretionary	10%	9%
Utilities	8%	9%
Energy	8%	6%
Consumer Staples	7%	10%
Industrials	7%	9%
Telecommunication Services	6%	4%
Materials	4%	4%
Information Technology	3%	5%
Health Care	3%	2%
	100%	100%

Quality	12/31/03	12/31/02
US Government Sponsored Agencies	70%	57%
AAA	6%	11%
AA	3%	4%
A	10%	16%
BAA	11%	-
BBB	-	12%
	100%	100%

Effective Maturity	12/31/03	12/31/02
Under 1 year	3%	6%
1 < 5 years	41%	43%
5 < 10 years	40%	26%
10 < 15 years	10%	14%
15 years or greater	6%	11%
	100%	100%

Weighted average effective maturity: 6.35 years and 7.10 years, respectively.

Asset allocation, diversification, quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 25. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investment in US Bond Index Portfolio, at value	$ 142,978,413
Receivable for Fund shares sold	425,338
Other assets	8,478
Total assets	143,412,229
Liabilities
Dividends payable	59,327
Payable for Fund shares redeemed	145,916
Other accrued expenses and payables	50,996
Total liabilities	256,239
Net assets, at value	$ 143,155,990
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	4,379,546
Accumulated net realized gain (loss)	327,496
Paid-in capital	138,448,948
Net assets, at value	$ 143,155,990
Net Asset Value
Net Asset Value, offering and redemption price per share ($143,155,990 / 13,684,666 shares of beneficial interest outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Total investment income allocated from US Bond Index Portfolio: Interest	$ 5,514,587
Securities lending income	1,211
Mortgage dollar roll income	437,822
Less allocated expenses[a]	(135,123)
Net investment income allocated from US Bond Index Portfolio	5,818,497
Expenses: Administrator service fee	269,678
Auditing	17,125
Legal fees	31,335
Trustees' fees and expenses	5,797
Reports to shareholders	4,778
Registration fees	29,453
Other	3,675
Total expenses, before expense reductions	361,841
Expense reductions	(294,493)
Total expenses, after expense reductions	67,348
Net investment income (loss)	5,751,149
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,172,749
Net unrealized appreciation (depreciation) during the period on investments	(1,859,970)
Net gain (loss) on investment transactions	(687,221)
Net increase (decrease) in net assets resulting from operations	$ 5,063,928

a For the year ended December 31, 2003, the Advisor to the US Bond Index Portfolio waived fees in the amount of $178,580, which was allocated to the Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income	$ 5,751,149	$ 5,356,748
Net realized gain (loss) on investment transactions	1,172,749	2,043,601
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,859,970)	3,222,430
Net increase (decrease) in net assets resulting from operations	5,063,928	10,622,779
Distributions to shareholders from: Net investment income	(5,284,590)	(5,335,897)
Net realized gains	(1,468,368)	(2,914,291)
Fund share transactions: Proceeds from shares sold	100,673,025	26,831,348
Reinvestment of distributions	6,239,325	7,785,906
Cost of shares redeemed	(62,544,297)	(46,822,307)
Net increase (decrease) in net assets from Fund share transactions	44,368,053	(12,205,053)
Increase (decrease) in net assets	42,679,023	(9,832,462)
Net assets at beginning of period	100,476,967	110,309,429
Net assets at end of period	$ 143,155,990	$ 100,476,967

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.60	$ 10.42	$ 10.24	$ 9.76	$ 10.47
Income (loss) from investment operations: Net investment income	.44[a]	.52[a]	.59	.62	.57
Net realized and unrealized gain (loss) on investment transactions	(.05)	.50	.23	.48	(.70)
Total from investment operations	.39	1.02	.82	1.10	(.13)
Less distributions from: Net investment income	(.42)	(.52)	(.59)	(.62)	(.58)
Net realized gains on investment transactions	(.11)	(.32)	(.05)	-	-
Total distributions	(.53)	(.84)	(.64)	(.62)	(.58)
Net asset value, end of period	$ 10.46	$ 10.60	$ 10.42	$ 10.24	$ 9.76
Total Return (%)[b]	3.75	10.04	8.19	11.72	(1.30)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	100	110	116	93
Ratio of expenses before expense reductions, including expenses allocated from the US Bond Index Portfolio (%)	.50	.52	.53	.57	.56
Ratio of expenses after expense reductions, including expenses allocated from the US Bond Index Portfolio (%)	.15	.15	.15	.15	.15
Ratio of net investment income (%)	4.27	4.94	5.68	6.33	5.79
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

US Bond Index Fund - Premier Class ("Scudder US Bond Index Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds II (the "Trust"), formerly BT Advisor Funds, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the US Bond Index Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc.").

On December 31, 2003, the Fund owned approximately 100% of the US Bond Index Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At December 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 214,222
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ -

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year ended December 31,
	2003	2002
Distributions from ordinary income*	$ 6,120,017	$ 7,463,792
Distributions from long-term capital gains	$ 632,941	$ 786,396

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that Fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended December 31, 2003, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses at 0.15% including expenses allocated from the Portfolio. Accordingly, for the year ended December 31, 2003, the Administrator Service Fee was $269,678, all of which was waived. In addition, under this arrangement the Advisor and Administrator reimbursed the Fund in the amount of $24,815.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Year Ended December 31, 2003		Year Ended December 31, 2002
Shares	Dollars	Shares	Dollars
Shares sold
9,516,017	$ 100,673,025	2,553,645	$ 26,831,348
Shares issued to shareholders in reinvestment of distributions
590,833	$ 6,239,325	737,225	$ 7,785,906
Shares redeemed
(5,900,191)	$ (62,544,297)	(4,402,927)	$ (46,822,307)
Net increase (decrease)
4,206,659	$ 44,368,053	(1,112,057)	(12,205,053)

Report of Independent Auditors

To the Trustees of Scudder Advisor Funds II (formerly BT Advisor Funds) and Shareholders of US Bond Index Fund - Premier Class:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of US Bond Index Fund - Premier Class (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.05 per share to shareholders from net long-term capital gains, of which 83% represents 15% rate gains and 17% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $692,000 as capital gain dividends for the year ended December 31, 2003, of which 83% represents 15% rate gains and 17% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Trustees and Officers

The following individuals hold the same position with the Fund and the Scudder Investment Portfolios.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 1986 for the Fund and since 1993 for the Scudder Investment Portfolios	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992); Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Trustee since 1992 for the Fund and since 1999 for the Scudder Investment Portfolios	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Trustee since 1995 for the Fund and since 1999 for the Scudder Investment Portfolios	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66
Philip Saunders, Jr. 10/11/35 Trustee since 1986 for the Fund and since 1993 for the Scudder Investment Portfolios	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989 to October 2003).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Trustee.
Brenda Lyons[5] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds II of which this fund is a series and Scudder Investment Portfolios.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Portfolio as of December 31, 2003

	Principal Amount ($)	Value ($)

Corporate Bonds 20.9%
Consumer Discretionary 2.1%
Albertson's, Inc.:
7.25%, 5/1/2013	25,000	28,271
7.5%, 2/15/2011	50,000	57,318
Comcast Cable Communications:
6.2%, 11/15/2008	100,000	109,737
6.875%, 6/15/2009	60,000	67,640
Comcast Corp., 5.85%, 1/15/2010	25,000	26,693
Cox Communications, Inc., 7.875%, 8/15/2009	50,000	59,077
DaimlerChrysler NA Holding Corp.:
7.2%, 9/1/2009	150,000	167,517
8.0%, 6/15/2010	150,000	171,784
Delphi Auto Systems Corp., 6.125%, 5/1/2004	5,000	5,073
Federated Department Stores, Inc., 7.45%, 7/15/2017	300,000	349,649
Ford Motor Co.:
6.625%, 10/1/2028	75,000	68,991
8.875%, 1/15/2022	200,000	226,290
Fred Meyer, Inc., 7.45%, 3/1/2008	50,000	56,947
Gannett Co., Inc., 6.375%, 4/1/2012	50,000	55,805
General Motors Corp., 8.25%, 7/15/2023	50,000	56,770
Gillette Co., 2.5%, 6/1/2008	50,000	48,134
Home Depot, Inc., 5.375%, 4/1/2006	25,000	26,654
Kimberly-Clark Corp., 5.625%, 2/15/2012	50,000	53,398
Liberty Media Corp., 5.7%, 5/15/2013	70,000	70,789
News America Holdings, Inc. , 9.25%, 2/1/2013	100,000	129,000
Northwest Airlines Corp. , 8.072%, 4/1/2021	22,731	24,982
Target Corp., 5.875%, 3/1/2012	200,000	217,065
TCI Communications, Inc., 7.125%, 2/15/2028	100,000	108,449
Time Warner Entertainment Co. LP, 7.25%, 9/1/2008	100,000	114,694
Time Warner, Inc.:
6.125%, 4/15/2006	50,000	53,826
6.625%, 5/15/2029	10,000	10,277
6.875%, 5/1/2012	100,000	112,530
6.95%, 1/15/2028	30,000	32,041
7.7%, 5/1/2032	25,000	29,178
Viacom, Inc.:
7.7%, 7/30/2010	200,000	239,041
7.75%, 6/1/2005	30,000	32,438
Walt Disney Co.:
6.2%, 6/20/2014	75,000	80,620
6.75%, 3/30/2006	100,000	108,764
		2,999,442
Consumer Staples 1.6%
Archer-Daniels-Midland Co., 6.75%, 12/15/2027	25,000	27,671
Bottling Group LLC, 5.0%, 11/15/2013	50,000	50,658
Campbell Soup Co., 5.5%, 3/15/2007	20,000	21,594
Coca-Cola Co., 5.75%, 3/15/2011	25,000	27,317
Coca-Cola Enterprises, Inc., 8.5%, 2/1/2022	250,000	323,609
Conagra Foods, Inc.:
7.125%, 10/1/2026	100,000	114,005
7.5%, 9/15/2005	25,000	27,161
Coors Brewing Co., 6.375%, 5/15/2012	10,000	10,894
General Mills, Inc.:
5.125%, 2/15/2007	10,000	10,622
6.0%, 2/15/2012	75,000	80,203
H.J. Heinz Co., 6.625%, 7/15/2011	25,000	28,296
H.J. Heinz Finance Co., 6.0%, 3/15/2012	25,000	27,116
Kellogg Co.:
6.0%, 4/1/2006	200,000	214,308
6.6%, 4/1/2011	50,000	56,035
Kraft Foods, Inc.:
5.25%, 6/1/2007	20,000	21,278
5.625%, 11/1/2011	50,000	52,682
6.25%, 6/1/2012	40,000	43,595
Kroger Co.:
7.5%, 4/1/2031	50,000	57,613
7.8%, 8/15/2007	50,000	57,051
McDonald's Corp., 8.875%, 4/1/2011	300,000	380,530
Nabisco, Inc., 6.375%, 2/1/2005	75,000	78,274
Philip Morris Co., Inc., 6.375%, 2/1/2006	50,000	53,057
Safeway, Inc.:
6.5%, 11/15/2008	90,000	98,690
6.5%, 3/1/2011	80,000	87,330
Unilever Capital Corp.:
6.875%, 11/1/2005	50,000	54,219
7.125%, 11/1/2010	50,000	58,130
Wal-Mart Stores, Inc.:
4.375%, 7/12/2007	20,000	20,978
6.875%, 8/10/2009	100,000	115,205
Wendy's International, 6.25%, 11/15/2011	20,000	21,967
		2,220,088
Energy 1.7%
Alabama Power Co.:
5.5%, 10/15/2017	100,000	103,382
5.7%, 2/15/2033	50,000	48,885
Amerada Hess Corp., 7.875%, 10/1/2029	75,000	82,288
Amoco Co., 6.5%, 8/1/2007	250,000	281,170
Anadarko Petroleum Corp., 7.5%, 10/15/2026	60,000	70,340
Arizona Public Service, 7.625%, 8/1/2005	100,000	107,816
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	58,283
Conoco Funding Co., 6.35%, 10/15/2011	200,000	224,232
Conoco, Inc.:
5.9%, 4/15/2004	100,000	101,278
6.35%, 4/15/2009	140,000	157,057
Devon Financing Corp., 6.875%, 9/30/2011	100,000	113,392
Duke Capital Corp., 7.5%, 10/1/2009	150,000	171,533
Exelon Generation Co. LLC, 6.95%, 6/15/2011	25,000	28,075
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	60,000	67,350
Lasmo USA, Inc., 7.5%, 6/30/2006	100,000	111,697
Marathon Oil Corp., 5.375%, 6/1/2007	50,000	53,511
MidAmerican Energy Holdings Co.:
3.5%, 5/15/2008	75,000	73,735
5.875%, 10/1/2012	25,000	26,213
Occidental Petroleum Corp., 7.375%, 11/15/2008	100,000	115,358
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	100,000	106,750
7.875%, 2/1/2009	50,000	56,450
Phillips Petroleum Co., 8.75%, 5/25/2010	50,000	62,460
PPL Energy Supply LLC, 6.4%, 11/1/2011	25,000	27,303
Tosco Corp., 7.625%, 5/15/2006	50,000	55,710
Transocean Sedco Forex, Inc., 6.625%, 4/15/2011	50,000	55,812
Valero Energy Corp., 6.125%, 4/15/2007	25,000	27,141
		2,387,221
Financials 9.1%
ABN Amro Bank NV, 7.125%, 6/18/2007	540,000	609,195
Allstate Corp., 7.2%, 12/1/2009	100,000	116,640
American Express Co., 6.875%, 11/1/2005	50,000	54,452
American Express Credit Corp., 3.0%, 5/16/2008	50,000	48,934
American General Finance Corp.:
5.75%, 3/15/2007	75,000	81,576
7.25%, 5/15/2005	225,000	242,044
American International Group, Inc.:
144A, 2.875%, 5/15/2008	50,000	48,653
144A, 4.25%, 5/15/2013	100,000	94,851
Avalonbay Communities, 6.125%, 11/1/2012	30,000	32,031
AXA Financial, Inc., 7.75%, 8/1/2010	100,000	118,452
Bank of America Corp.:
4.875%, 1/15/2013	200,000	199,675
5.125%, 11/15/2014	100,000	99,747
5.875%, 2/15/2009	50,000	54,785
6.5%, 3/15/2006	100,000	108,857
7.125%, 5/1/2006	200,000	221,428
Bank of New York Co., Inc.:
5.2%, 7/1/2007	25,000	26,782
7.3%, 12/1/2009	65,000	76,217
Bank One Corp.:
5.5%, 3/26/2007	20,000	21,616
6.5%, 2/1/2006	50,000	54,274
7.875%, 8/1/2010	50,000	60,061
Barclays Bank PLC, 7.4%, 12/15/2009	60,000	70,322
Bear Stearns & Co., Inc.:
4.0%, 1/31/2008	150,000	152,780
5.7%, 11/15/2014	150,000	156,358
Boeing Capital Corp.:
5.75%, 2/15/2007	100,000	108,000
6.1%, 3/1/2011	110,000	118,725
6.35%, 11/15/2007	50,000	55,074
Boston Properties, Inc., 6.25%, 1/15/2013	25,000	26,826
Charter One Bank Financial, Inc., 6.375%, 5/15/2012	10,000	10,875
Chubb Corp., 6.0%, 11/15/2011	10,000	10,797
CIT Group, Inc., 3.875%, 11/3/2008	125,000	124,642
Citigroup, Inc.:
5.875%, 2/22/2033	100,000	98,281
6.0%, 10/31/2033	200,000	199,980
6.5%, 2/7/2006	75,000	81,224
6.5%, 1/18/2011	150,000	169,121
6.625%, 6/15/2032	50,000	54,164
6.75%, 12/1/2005	150,000	162,958
7.25%, 10/1/2010	50,000	58,278
8.625%, 2/1/2007	200,000	232,924
Credit Suisse First Boston USA, Inc.:
6.125%, 11/15/2011	100,000	108,873
6.5%, 1/15/2012	100,000	111,302
EOP Operating LP:
7.0%, 7/15/2011	100,000	112,841
7.75%, 11/15/2007	45,000	51,587
First Chicago NBD Corp., 7.125%, 5/15/2007	200,000	225,545
FleetBoston Financial Corp., 7.375%, 12/1/2009	65,000	76,316
Ford Motor Credit Co.:
6.875%, 2/1/2006	50,000	53,365
7.25%, 10/25/2011	275,000	298,255
7.375%, 10/28/2009	150,000	164,724
7.6% , 8/1/2005	100,000	106,882
Fund American Co., Inc., 5.875%, 5/15/2013	50,000	50,606
General Electric Capital Corp.:
5.0%, 2/15/2007	40,000	42,535
6.0% , 6/15/2012	400,000	433,781
6.75%, 3/15/2032	50,000	55,356
6.875%, 11/15/2010	50,000	57,482
7.5%, 5/15/2005	50,000	53,887
General Motors Acceptance Corp.:
6.125%, 9/15/2006	50,000	53,512
6.75%, 1/15/2006	100,000	107,355
7.25%, 3/2/2011	225,000	246,849
7.5%, 7/15/2005	200,000	214,941
8.0%, 11/1/2031	75,000	84,223
Goldman Sachs Group, Inc.:
5.25%, 4/1/2013	50,000	50,643
5.5%, 11/15/2014	100,000	102,437
6.65%, 5/15/2009	15,000	16,967
6.875%, 1/15/2011	100,000	113,561
7.35%, 10/1/2009	50,000	58,314
7.625%, 8/17/2005	100,000	109,296
Hartford Financial Services Group, Inc., 7.75%, 6/15/2005	50,000	54,164
Heller Financial, Inc.:
6.0%, 3/19/2004	30,000	30,293
6.375%, 3/15/2006	75,000	81,813
Household Finance Corp.:
6.375%, 10/15/2011	50,000	55,059
6.5%, 1/24/2006	50,000	54,074
6.75%, 5/15/2011	25,000	28,144
7.0%, 5/15/2012	100,000	114,037
8.0%, 7/15/2010	150,000	179,637
International Lease Finance Corp.:
5.625%, 6/1/2007	10,000	10,768
5.7%, 7/3/2006	50,000	53,352
John Deere Capital Corp.:
6.0%, 2/15/2009	35,000	38,684
7.0%, 3/15/2012	100,000	115,199
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	25,000	27,005
JP Morgan Chase & Co.:
6.375%, 4/1/2008	100,000	110,196
6.75%, 2/1/2011	100,000	112,759
7.125%, 6/15/2009	300,000	344,508
KeyCorp, 7.5%, 6/15/2006	100,000	111,761
KFW International Finance, Inc.:
5.25%, 6/28/2006	75,000	80,925
7.0%, 3/1/2013	275,000	317,975
Lehman Brothers Holdings, Inc.:
4.0%, 1/22/2008	50,000	50,997
6.25%, 5/15/2006	50,000	54,320
6.625%, 4/1/2004	100,000	101,306
7.0%, 2/1/2008	50,000	56,472
7.75%, 1/15/2005	50,000	53,428
8.25%, 6/15/2007	50,000	58,281
MBIA, Inc., 9.375%, 2/15/2011	125,000	162,910
Merrill Lynch & Co., Inc., 6.0%, 2/17/2009	250,000	274,828
MetLife, Inc., 6.125%, 12/1/2011	25,000	27,265
Morgan Stanley Dean Witter & Co.:
5.3%, 3/1/2013	100,000	102,151
6.1%, 4/15/2006	150,000	162,318
6.6%, 4/1/2012	50,000	55,842
7.75%, 6/15/2005	250,000	271,351
National Rural Utilities Cooperative Finance Corp., 5.75%, 11/1/2008	100,000	108,582
Nationwide Financial Services, 5.9%, 7/1/2012	25,000	26,092
Nisource Finance Corp., 7.625%, 11/15/2005	25,000	27,312
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	150,000	178,125
Pitney Bowes Credit Corp., 8.55%, 9/15/2009	100,000	121,985
PNC Funding Corp., 6.875%, 7/15/2007	300,000	335,781
ProLogis:
5.5%, 3/1/2013	20,000	20,568
7.1%, 4/15/2008	10,000	11,234
Sanwa Bank Ltd., 7.4%, 6/15/2011	10,000	11,459
Simon Property Group, 6.35%, 8/28/2012	100,000	108,667
SLM Corp., 4.0%, 1/15/2009	50,000	50,343
Spieker Properties, Inc., 6.8%, 5/1/2004	10,000	10,151
The St. Paul Co., Inc., 7.875%, 4/15/2005	50,000	53,668
Toyota Motor Credit Corp.:
5.5%, 12/15/2008	30,000	32,830
5.65%, 1/15/2007	25,000	27,554
US Bancorp.:
3.95%, 8/23/2007	20,000	20,578
5.1%, 7/15/2007	20,000	21,325
US Bank National Association, 6.3%, 2/4/2014	100,000	110,132
Verizon Global Funding Corp.:
6.75%, 12/1/2005	150,000	162,760
7.25%, 12/1/2010	150,000	172,708
7.75%, 12/1/2030	50,000	58,736
Wachovia Corp., 7.5%, 7/15/2006	100,000	112,804
Washington Mutual, Inc., 4.375%, 1/15/2008	150,000	154,205
Wells Fargo & Co.:
6.45%, 2/1/2011	75,000	84,213
7.55% , 6/21/2010	200,000	237,050
		13,033,718
Health Care 0.5%
Aetna, Inc., 7.125%, 8/15/2006	50,000	55,549
Merck & Co, Inc., 6.4%, 3/1/2028	500,000	549,511
Schering-Plough Corp., 6.5%, 12/1/2033	25,000	26,006
UnitedHealth Group, Inc., 4.875%, 4/1/2013	25,000	25,174
Wyeth, 6.25%, 3/15/2006	100,000	107,866
		764,106
Industrials 1.4%
Burlington North Santa Fe, 5.9%, 7/1/2012	100,000	107,018
Caterpillar, Inc., 9.0%, 4/15/2006	50,000	56,958
Cendant Corp., 6.25%, 1/15/2008	25,000	27,271
ChevronTexaco Capital Co., 3.5%, 9/17/2007	20,000	20,370
CSX Corp., 7.45%, 5/1/2007	115,000	130,426
Delphi Auto Systems Corp., 6.55%, 6/15/2006	50,000	53,652
Delphi Corp., 7.125%, 5/1/2029	5,000	5,085
Delta Air Lines, Inc., Series 02-1, 6.417%, 7/2/2012	50,000	53,593
FedEx Corp., 9.65%, 6/15/2012	50,000	65,405
General Motors Acceptance Corp., 8.8%, 3/1/2021	200,000	231,636
Honeywell International, Inc.:
6.875%, 10/3/2005	50,000	54,337
7.5%, 3/1/2010	25,000	29,525
Lockheed Martin Corp., 8.2%, 12/1/2009	100,000	121,435
Norfolk Southern Corp.:
6.2%, 4/15/2009	50,000	54,987
7.8%, 5/15/2027	100,000	120,106
Northrop Grumman Corp, 7.125%, 2/15/2011	200,000	231,317
Raytheon Co., 6.75%, 8/15/2007	200,000	221,585
Republic Services, Inc., 7.125%, 5/15/2009	10,000	11,476
Union Pacific Corp.:
6.4%, 2/1/2006	80,000	86,137
6.65%, 1/15/2011	50,000	55,761
6.79%, 11/9/2007	16,000	17,875
United Technologies Corp.:
6.1%, 5/15/2012	50,000	54,911
7.0%, 9/15/2006	50,000	55,618
7.125%, 11/15/2010	50,000	58,548
Waste Management, Inc.:
6.5%, 11/15/2008	50,000	55,027
7.0%, 7/15/2028	50,000	53,816
		2,033,875
Information Technology 0.5%
Citizens Communications, 8.5%, 5/15/2006	50,000	54,593
Compaq Computer Corp., 7.65%, 8/1/2005	100,000	107,983
Hewlett-Packard Co., 5.75%, 12/15/2006	20,000	21,652
International Business Machines Corp.:
4.75%, 11/29/2012	100,000	100,211
6.5%, 1/15/2028	100,000	109,011
Motorola, Inc.:
7.6%, 1/1/2007	200,000	222,008
7.625%, 11/15/2010	50,000	57,465
Scana Corp.:
6.25%, 2/1/2012	60,000	65,548
6.875%, 5/15/2011	25,000	28,403
		766,874
Materials 0.9%
Alcoa, Inc.:
6.0%, 1/15/2012	25,000	27,169
7.25%, 8/1/2005	100,000	108,471
7.375%, 8/1/2010	100,000	117,222
Dow Chemical Co., 6.0%, 10/1/2012	100,000	105,263
E.I. du Pont de Nemours and Co., 6.875%, 10/15/2009	150,000	173,499
International Flavors & Fragrance, Inc., 6.45%, 5/15/2006	10,000	10,861
International Paper Co.:
5.85%, 10/30/2012	100,000	104,183
6.75%, 9/1/2011	40,000	44,471
Meadwestvaco Corp., 6.85%, 4/1/2012	70,000	76,998
Potash Corp., 7.125%, 6/15/2007	300,000	336,756
Praxair, Inc., 3.95%, 6/1/2013	50,000	46,848
Weyerhaeuser Co., 6.75%, 3/15/2012	150,000	163,641
		1,315,382
Telecommunication Services 1.3%
AT&T Broadband Corp., 8.375%, 3/15/2013	90,000	110,119
AT&T Corp.:
6.0%, 3/15/2009	9,000	9,700
8.05%, 11/15/2011	200,000	230,196
AT&T Wireless Services, Inc.:
7.35%, 3/1/2006	25,000	27,338
7.875%, 3/1/2011	200,000	231,429
8.125%, 5/1/2012	35,000	41,159
BellSouth Capital Funding, 7.75%, 2/15/2010	100,000	118,166
BellSouth Corp., 6.0%, 10/15/2011	100,000	108,424
Cingular Wireless, 6.5%, 12/15/2011	75,000	82,018
Clear Channel Communications, Inc.:
4.4%, 5/15/2011	50,000	48,821
7.65%, 9/15/2010	50,000	58,527
GTE North, Inc., 5.65%, 11/15/2008	100,000	107,368
SBC Communications, Inc.:
5.875%, 8/15/2012	150,000	159,265
6.25%, 3/15/2011	50,000	54,733
Sprint Capital Corp.:
6.875%, 11/15/2028	120,000	117,100
8.375%, 3/15/2012	175,000	204,365
Verizon New York, Inc., Series A, 6.875%, 4/1/2012	25,000	27,663
Verizon Virginia, Inc., 4.625%, 3/15/2013	100,000	96,379
Verizon Wireless, Inc., 5.375%, 12/15/2006	50,000	53,355
		1,886,125
Utilities 1.8%
American Electric Power, 6.125%, 5/15/2006	45,000	48,491
Arizona Public Service, 6.5%, 3/1/2012	25,000	27,566
Columbia Energy Group, 7.62%, 11/28/2025	25,000	27,117
Consolidated Natural Gas Corp., 6.625%, 12/1/2008	200,000	224,144
Constellation Energy Group, Inc., 7.0%, 4/1/2012	25,000	28,285
Dominion Resources, Inc.:
7.625%, 7/15/2005	75,000	81,020
8.125%, 6/15/2010	90,000	107,959
DTE Energy Co.:
6.45%, 6/1/2006	40,000	43,238
7.05%, 6/1/2011	50,000	56,067
Duke Energy Field Services, 7.5%, 8/16/2005	100,000	107,446
Exelon Corp., 6.75%, 5/1/2011	50,000	55,846
FPL Group Capital, Inc., 7.625%, 9/15/2006	50,000	56,134
General Electric Co., 5.0%, 2/1/2013	300,000	303,400
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	25,000	26,903
KeySpan Corp.:
6.15%, 6/1/2006	50,000	54,040
7.875%, 2/1/2010	25,000	29,895
8.0%, 11/15/2030	50,000	63,960
Kinder Morgan, Inc.:
6.5%, 9/1/2012	50,000	55,175
6.65%, 3/1/2005	50,000	52,806
National Rural Utilities, 8.0%, 3/1/2032	100,000	124,549
Niagara Mohawk Power Corp.:
7.75%, 5/15/2006	85,000	94,914
Series G, 7.75%, 10/1/2008	50,000	58,024
Potomac Electic Power, 6.25%, 10/15/2007	100,000	110,104
PP&L Capital Funding, Inc., 8.375%, 6/15/2007	25,000	28,578
Progress Energy, Inc.:
5.85%, 10/30/2008	25,000	26,809
6.75%, 3/1/2006	50,000	54,207
6.85%, 4/15/2012	35,000	39,007
7.1%, 3/1/2011	90,000	101,396
PSE&G Power LLC, 7.75%, 4/15/2011	70,000	82,392
Public Service Co. of Colorado, 4.875%, 3/1/2013	75,000	74,968
Sempra Energy, 7.95%, 3/1/2010	25,000	29,403
South Carolina Electric & Gas, 7.5%, 6/15/2005	70,000	75,577
Virginia Electric and Power Co.:
5.75%, 3/31/2006	25,000	26,768
7.625%, 7/1/2007	100,000	115,057
Wisconsin Energy Corp., 6.5%, 4/1/2011	50,000	55,098
		2,546,343
Total Corporate Bonds (Cost $27,977,943)		29,953,174

Foreign Bonds - US$ Denominated 4.8%
Abbey National PLC, 6.69%, 10/17/2005	50,000	54,075
Alberta Energy Co., Ltd., 7.65%, 9/15/2010	10,000	11,885
Alcan, Inc.:
4.5%, 5/15/2013	100,000	96,366
4.875%, 9/15/2012	10,000	9,975
5.2%, 1/15/2014	25,000	25,269
Apache Finance Canada , 7.75%, 12/15/2029	25,000	30,988
AXA, 8.6%, 12/15/2030	50,000	63,025
British Columbia, 5.375%, 10/29/2008	50,000	54,060
British Gas Finance, Inc., 6.625%, 6/1/2018	100,000	109,899
British Telecommunications PLC:
7.875%*, 12/15/2005	50,000	55,101
8.375%, 12/15/2010	50,000	60,844
8.875%*, 12/15/2030	70,000	91,532
Canadian Government, 5.25%, 11/5/2008	100,000	108,381
Canadian National Railways, 4.4%, 3/15/2013	50,000	48,082
Canadian National Resources, 5.45%, 10/1/2012	25,000	25,942
Corp. Andina De Fomento:
5.2% , 5/21/2013	25,000	24,883
6.875%, 3/15/2012	10,000	11,096
Deutsche Telekom International Finance BV:
8.0%, 6/15/2010	150,000	181,367
8.25%, 6/15/2005	200,000	216,951
Dow Capital BV, 9.2%, 6/1/2010	50,000	60,815
European Investment Bank:
4.0%, 8/30/2005	50,000	52,019
4.625%, 3/1/2007	400,000	424,938
France Telecom:
8.45%, 3/1/2006	75,000	83,775
9.0%, 3/1/2011	75,000	90,081
9.75%, 3/1/2031	75,000	99,650
Government of Malaysia, 8.75%, 6/1/2009	10,000	12,268
Hanson Overseas BV, 6.75%, 9/15/2005	150,000	161,030
HSBC Holding PLC, 7.5%, 7/15/2009	150,000	175,387
Hydro-Quebec, Series HY, 8.4%, 1/15/2022	100,000	131,085
INTELSAT, 144A, 6.5%, 11/1/2013	25,000	26,085
Inter-American Development Bank, 6.625%, 3/7/2007	300,000	335,990
Kingdom of Spain, 7.0%, 7/19/2005	75,000	80,655
Kingdom of Sweden, 12.0%, 2/1/2010	220,000	307,742
Koninklijke KPN NV:
8.0%, 10/1/2010	25,000	29,906
8.375%, 10/1/2030	50,000	63,386
Korea Development Bank:
5.25%, 11/16/2006	50,000	52,976
7.125%, 4/22/2004	75,000	75,821
National Australia Bank, 8.6%, 5/19/2010	50,000	61,918
National Westminster Bank, 7.375%, 10/1/2009	50,000	58,489
Nippon Telegraph & Telephone Corp., 6.0%, 3/25/2008	10,000	10,987
Ontario Electricity Financial Corp., 6.1%, 1/30/2008	35,000	38,735
Province of Manitoba, 5.5%, 10/1/2008	200,000	215,722
Province of Nova Scotia, 5.75%, 2/27/2012	50,000	53,714
Province of Ontario:
4.2%, 6/30/2005	125,000	129,109
4.375%, 2/15/2013	100,000	99,048
Province of Quebec:
5.75%, 2/15/2009	50,000	54,668
7.0%, 1/30/2007	200,000	224,484
Repsol International Finance, 7.45%, 7/15/2005	100,000	107,515
Republic of Chile, 6.875%, 4/28/2009	10,000	11,310
Republic of Finland, 5.875%, 2/27/2006	200,000	215,427
Republic of Italy:
3.625%, 9/14/2007	20,000	20,408
6.0%, 2/22/2011	225,000	250,811
6.875%, 9/27/2023	200,000	235,580
Republic of Korea, 8.875%, 4/15/2008	50,000	60,219
Royal Bank of Scotland Group PLC, 7.648%, 8/31/2049	50,000	59,660
Santander Central Hispano, 7.625%, 9/14/2010	50,000	59,271
Santander Financial Issuances, 7.0%, 4/1/2006	20,000	21,860
Swedish Export Credit Corp., 2.875%, 1/26/2007	25,000	25,124
Telefonica Europe BV:
7.35%, 9/15/2005	40,000	43,407
7.75%, 9/15/2010	125,000	148,404
The International Bank for Reconstruction and Development, 4.375%, 9/28/2006	250,000	263,684
United Mexican States:
4.625%, 10/8/2008	25,000	25,312
6.375%, 1/16/2013	250,000	259,375
8.375%, 1/14/2011	50,000	59,375
8.625%, 3/12/2008	40,000	47,100
9.875%, 1/15/2007	100,000	119,000
9.875%, 2/1/2010	190,000	239,875
Vodafone Group PLC:
7.625%, 2/15/2005	50,000	53,303
7.75%, 2/15/2010	50,000	59,260
Total Foreign Bonds - US$ Denominated (Cost $6,329,150)		6,875,484
Asset Backed 1.5%
Automobile Receivables 0.1%
Ford Credit Auto Owner Trust, "B", Series 2002-C, 4.22%, 12/15/2006	100,000	103,064
Credit Card Receivables 1.1%
American Express Credit Account Master Trust, "A", Series 1999-2, 5.95%, 12/15/2006	50,000	50,878
Chase Credit Card Master Trust, "A", Series 1999-3, 6.66%, 1/15/2007	100,000	103,330
Chemical Master Credit Card Trust, "A", Series 1996-3, 7.09%, 2/15/2009	200,000	218,773
Citibank Credit Card Master Trust I:
"A", Series 1999-2, 5.875%, 3/10/2011	100,000	109,804
"A", Series 1999-7, 6.65%, 11/15/2006	250,000	261,361
Discover Card Master Trust I, "A", Series 2002-2, 5.15%, 10/15/2009	200,000	213,943
Fleet Credit Card Master Trust II, "A", Series 1999-C, 6.9%, 4/16/2007	40,000	41,616
MBNA Credit Card Master Note Trust, "A", Series 1999-J, 7.0%, 2/15/2012	200,000	231,177
MBNA Master Credit Card Trust USA:
"A", Series 1999-B, 5.9% , 8/15/2011	50,000	55,136
"A", Series 1999-M, 6.6%, 4/16/2007	150,000	156,700
Prime Credit Card Master Trust, "A", Series 2000-1, 6.7%, 10/15/2009	100,000	106,874
		1,549,592
Miscellaneous 0.3%
Detroit Edison Securitization, "A3", Series 2001-1, 5.875%, 3/1/2010	100,000	108,603
Peco Energy Transition Trust:
"A6", Series 1999-A, 6.05%, 3/1/2009	50,000	54,172
"A7", Series 1999-A, 6.13%, 3/1/2009	50,000	55,219
West Penn Funding LLC, "A4", Series 1999-A, 6.98%, 12/26/2008	250,000	282,984
		500,978
Total Asset Backed (Cost $1,995,132)		2,153,634

US Government Agency Sponsored Pass-Thrus 17.2%
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006	1,000,000	1,007,169
5.0%, 12/1/2033 (b) (c)	5,000,000	4,934,375
6.0%, 12/1/2033 (c)	1,000,000	1,033,125
Federal National Mortgage Association:
4.5%, 12/1/2018 (b) (c)	3,000,000	3,002,814
5.0%, 12/1/2018 (c)	4,500,000	4,588,596
5.5%, 12/1/2018 (c)	5,000,000	5,064,083
6.0%, 12/1/2033 (c)	4,750,000	4,908,830
Total US Government Agency Sponsored Pass-Thrus (Cost $24,462,464)		24,538,992

Collateralized Mortgage Obligations 2.0%
Bear Stearns Commercial Mortgage Securities:
"A2", Series 1999-WF2, 7.08%, 7/15/2031	400,000	454,918
"A1", Series 2000-WF2, 7.11%, 10/15/2032	392,428	436,228
"A2", Series 2000-WF8, 7.78%, 2/15/2032	150,000	176,491
Capco America Securitization Corp., "A1B", Series 1998-D7, 6.26%, 10/15/2030	100,000	110,751
CS First Boston Mortgage Securities Corp., "A3", Series 2001-CF2, 6.238%, 2/15/2034	250,000	274,474
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	100,000	111,051
First Union National Bank Commercial Mortgage, "A1", Series 1999-C4, 7.184%, 12/15/2031	126,574	135,152
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	100,000	111,545
LB Commercial Conduit Mortgage Trust:
"A2", Series 1999-C1, 6.78%, 6/15/2031	150,000	169,227
"A1", Series 1999-C2, 7.105%, 10/15/2032	126,803	136,899
LB-UBS Commercial Mortgage Trust:
"A2", Series 2002-C1, 5.969%, 3/15/2026	100,000	109,091
"A2", Series 2001-C2, 6.653%, 11/15/2027	100,000	113,045
Morgan Stanley Capital, "A1", Series 1998-WF2, 6.34%, 7/15/2030	76,709	80,860
Morgan Stanley Dean Witter Capital I:
"A2", Series 2002-TOP7, 5.98%, 1/15/2039	185,000	201,211
"A2", Series 1999-LIFE, 7.11%, 4/15/2033	100,000	114,380
Nomura Asset Securities Corp., "A1B", Series 1998-D6, 6.59%, 3/15/2030	100,000	111,905
Total Collateralized Mortgage Obligations (Cost $2,573,325)		2,847,228

Municipal Investments 0.1%
Illinois, State GO, Taxable Pension, 5.1%, 6/1/2033	75,000	68,601
Oregon, State GO, 5.892%, 6/1/2027	25,000	25,776
Total Municipal Investments (Cost $94,257)		94,377

Government National Mortgage Association 4.1%
Government National Mortgage Association:
5.5%, 12/1/2099 (b) (c)	2,000,000	2,033,124
6.0% with various maturities until 12/1/2033 (c)	1,794,004	1,865,027
6.5% with various maturities until 8/20/2032	652,130	688,095
7.5% with various maturities until 6/15/2032	438,094	470,154
8.0% with various maturities until 3/15/2032	604,220	658,703
8.5%, 11/15/2029	65,151	70,891
9.0%, 1/15/2023	30,925	34,538
Total Government National Mortgage Association (Cost $5,702,026)		5,820,532

US Government Backed 23.9%
US Treasury Bonds:
3.0%, 2/15/2008 (f)	2,500,000	2,511,620
3.625%, 5/15/2013	1,000,000	961,211
5.0%, 2/15/2011	320,000	343,662
5.25%, 11/15/2028	675,000	679,878
5.375%, 2/15/2031	1,525,000	1,590,349
6.0%, 2/15/2026	300,000	332,684
6.25%, 8/15/2023	700,000	797,864
6.875%, 8/15/2025	795,000	972,539
7.25%, 8/15/2022	565,000	713,070
7.625%, 11/15/2022	90,000	117,879
7.875%, 2/15/2021	300,000	399,152
8.0%, 11/15/2021	1,000,000	1,350,547
8.75%, 8/15/2020	450,000	643,500
11.25%, 2/15/2015	1,150,000	1,840,629
US Treasury Notes:
1.625%, 3/31/2005 (f)	3,900,000	3,913,408
2.375%, 8/15/2006 (f)	2,000,000	2,010,782
3.0%, 11/15/2007	1,500,000	1,512,891
3.125%, 9/15/2008	4,125,000	4,122,583
3.375%, 11/15/2008 (f)	4,000,000	4,031,720
4.25%, 8/15/2013	2,750,000	2,753,437
6.875%, 5/15/2006 (f)	2,000,000	2,223,360
8.75%, 5/15/2020	300,000	428,391
Total US Government Backed (Cost $33,695,419)		34,251,156

US Government Sponsored Agencies 20.8%
Federal Home Loan Bank:
3.875%, 6/14/2013	1,000,000	945,130
4.5%, 11/15/2012	1,000,000	995,876
Federal Home Loan Mortgage Corp.:
3.5%, 9/15/2007	1,700,000	1,729,357
4.5% with various maturities until 1/15/2013	3,000,000	3,047,820
5.0%, 12/1/2017	2,209,427	2,252,268
5.5% with various maturities until 12/1/2033 (c)	1,101,329	1,117,342
6.25%, 7/15/2032	133,000	144,639
6.5% with various maturities until 12/1/2033 (c)	2,136,897	2,239,363
6.75%, 9/15/2029	3,000	3,452
6.875%, 1/15/2005	2,000,000	2,112,940
7.0% with various maturities until 12/1/2026	237,627	252,611
7.5% with various maturities until 10/1/2030	120,788	129,984
Federal National Mortgage Association:
4.375%, 10/15/2006	1,600,000	1,680,701
5.25%, 1/15/2009	500,000	538,121
5.5%, 12/1/2033 (c)	1,000,000	1,035,938
6.0% with various maturities until 7/1/2029 (c)	2,276,122	2,377,984
6.25%, 5/15/2029	800,000	866,624
6.5% with various maturities until 12/1/2033 (c)	3,937,084	4,137,639
6.96%, 4/2/2007	500,000	565,299
7.0% with various maturities until 8/1/2032	1,991,970	2,117,499
7.125%, 1/15/2030	50,000	60,225
7.25%, 5/15/2030	650,000	793,712
7.5% with various maturities until 4/1/2028	119,781	128,406
8.0% with various maturities until 11/1/2031	333,861	361,378
8.5% with various maturities until 8/1/2031	128,507	138,995
Total US Government Sponsored Agencies (Cost $29,064,328)		29,773,303

	Shares	Value ($)

Cash Equivalents 34.8%
Cash Management Fund Institutional, 1.15% (d)	37,351,668	37,351,668
Daily Assets Fund Institutional, 1.08% (d) (e)	12,341,813	12,341,813
Total Cash Equivalents (Cost $49,693,481)		49,693,481

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $181,587,525) (a)	130.1	186,001,361
Other Assets and Liabilities, Net	(30.1)	(43,022,921)
Net Assets	100.0	142,978,440

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2003.
(a) The cost for federal income tax purposes was $181,425,890. At December 31, 2003, net unrealized appreciation for all securities based on tax cost was $4,575,471. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,950,479 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $375,008.
(b) When issued or forward delivery securities included.
(c) Mortgage dollar roll included.
(d) Cash Management Fund Institutional and Daily Assets Fund Institutional, affiliates, are also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.
(f) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2003 amounted to $12,030,563 which is 8.4% of net assets.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GO: General Obligation

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2003
Assets
Investments: Investments in securities, at value (cost $131,894,044)	$ 136,307,880
Investment in Cash Management Fund Institutional (cost $37,351,668)	37,351,668
Investment in Daily Assets Fund Institutional (cost $12,341,813)	12,341,813
Total investment in securities, at value (cost $181,587,525)	186,001,361
Receivable for investments sold	2,188,984
Due from Advisor	19,564
Interest receivable	1,378,483
Total assets	189,588,392
Liabilities
Payable for investments purchased	206,596
Payable for collateral under securities lending agreements	12,341,813
Payable for when-issued and forward delivery securities	4,983,131
Payable for investments purchased - mortgage dollar rolls	28,974,752
Deferred mortgage dollar roll income	48,361
Other accrued expenses	55,299
Total liabilities	46,609,952
Net assets, at value	$ 142,978,440

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2003
Investment Income
Interest	$ 5,199,106
Interest - Cash Management Fund Institutional	315,481
Securities lending income	1,211
Mortgage dollar roll income	437,822
Total Income	5,953,620
Expenses: Investment advisory fees	155,574
Administrator service fee	67,564
Auditing	41,542
Legal fees	12,901
Trustees' fees and expenses	2,751
Other	33,371
Total expenses, before expense reductions	313,703
Expense reductions	(178,580)
Total expenses, after expense reductions	135,123
Net investment income	5,818,497
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,172,749
Net unrealized appreciation (depreciation) during the period on investments	(1,860,286)
Net gain (loss) on investment transactions	(687,537)
Net increase (decrease) in net assets resulting from operations	$ 5,130,960

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended December 31, 2003
Cash Flows from Operating Activities:
Investment income received	$ 5,840,478
Payment of operating expenses	(125,538)
Proceeds from sales and maturities of investments	347,574,011
Purchases of investments	(385,049,530)
Net purchases, sales and maturities of short-term investments	(19,655,135)
Cash provided (used) by operating activities	$ (51,415,714)
Cash Flows from Financing Activities:
Net increase (decrease) in payable for investments purchased - mortgage dollar rolls	$ 13,190,924
Proceeds from capital invested	123,426,910
Value of capital withdrawn	(85,169,389)
Cash provided (used) by financing activities	51,448,445
Increase (decrease) in cash	32,731
Cash at beginning of period	(32,731)
Cash at end of period	$ -
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Used by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 5,130,960
Net (increase) decrease in cost of investments	(59,423,097)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	1,860,286
(Increase) decrease in interest receivable	(118,401)
(Increase) decrease in other assets	7,091
(Increase) decrease in receivable for investments sold	(2,188,984)
Increase (decrease) in payable for investments purchased	3,306,846
Increase (decrease) in other accrued expenses and payables	9,585
Cash provided (used) by operating activities	$ (51,415,714)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2003	2002
Operations: Net investment income	$ 5,818,497	$ 5,986,193
Net realized gain (loss) on investment transactions	1,172,749	2,233,751
Net unrealized appreciation (depreciation) on investment transactions during the period	(1,860,286)	3,403,360
Net increase (decrease) in net assets resulting from operations	5,130,960	11,623,304
Capital transaction in shares of beneficial interest: Proceeds from capital invested	123,424,314	17,605,303
Value of capital withdrawn	(85,169,389)	(60,129,225)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	38,254,925	(42,523,922)
Increase (decrease) in net assets	43,385,885	(30,900,618)
Net assets at beginning of period	99,592,555	130,493,173
Net assets at end of period	$ 142,978,440	$ 99,592,555

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2003	2002	2001	2000	1999
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	100	130	130	110
Ratio of expenses before expense reductions (%)	.23	.25	.24	.28	.22
Ratio of expenses after expense reductions (%)	.10	.10	.10	.10	.10
Ratio of net investment income (loss) (%)	4.31	4.98	5.70	6.34	5.82
Portfolio turnover rate (%)	173[a]	235[a]	232	221	224
Total Investment Return (%)[b,c]	3.80	10.09	-	-	-
[a] The portfolio turnover rates including mortgage dollar roll transactions were 271% and 266% for the years ended December 31, 2003 and December 31, 2002, respectively.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Total investment return for the Portfolio was derived from the performance of the Premier Class of the Scudder US Bond Index Fund.

Notes to Financial Statements

A. Significant Accounting Policies

The US Bond Index Portfolio (the "Portfolio"), a series of the Scudder Investment Portfolios (the "Trust"), formerly BT Investment Portfolios, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Portfolio. For example, while the Portfolio receives compensation as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2003, purchases and sales of investment securities (excluding short-term investments, mortgage dollar rolls and US Treasury obligations) aggregated $185,878,525 and $197,183,462, respectively. Purchases and sales of US Treasury obligations aggregated $46,970,665 and $25,579,533, respectively. Mortgage dollar rolls aggregated $155,500,000 and $127,000,000, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Effective April 25, 2003, Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio. The Advisor does not impose advisory fees for the portion of assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the year ended December 31, 2003, the Advisor and Administrator maintained the annualized expenses of the Portfolio at not more than 0.10% of the Portfolio's average daily net assets. Accordingly, for the year ended December 31, 2003, the advisory fee pursuant to the Investment Advisory Agreement was $155,574, all of which was waived.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2003, the Administrator Service Fee was $67,564, of which $23,006 was waived and none is unpaid at December 31, 2003.

Deutsche Bank Trust Company Americas, an affiliate of the Portfolio's Advisor and Administrator, served as the Portfolio's custodian. Effective May 9, 2003, State Street Bank and Trust Company ("State Street") became the Portfolio's custodian.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

D. Securities Lending

The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan. The Portfolio may invest the cash collateral in an affiliated money market fund. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated pro-rata based upon net assets among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, the Portfolio entered into a new revolving credit facility administered by J.P. Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the funds and portfolios advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Auditors

To the Trustees of Scudder Investment Portfolios (formerly BT Investment Portfolios) and Holders of Beneficial Interest of
US Bond Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the US Bond Index Portfolio (the "Portfolio") at December 31, 2003, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2004	PricewaterhouseCoopers LLP

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Premier Class
Nasdaq Symbol	BTUSX
CUSIP Number	81111W 204
Fund Number	548

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2003, Scudder Investment Portfolios has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                             US BOND INDEX PORTFOLIO
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year     Audit Fees       Audit-Related       Tax Fees       All Other
   Ended          Billed         Fees Billed         Billed        Fees Billed
December 31      to Fund             to Fund         to Fund        to Fund
--------------------------------------------------------------------------------
2003             $38,700             $1,237           $4,000          $0
--------------------------------------------------------------------------------
2002             $23,000               $0             $4,175          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                Audit-Related                                     All
                 Fees Billed to       Tax Fees Billed to    Other Fees Billed
Fiscal Year      Adviser and            Adviser and         to Adviser and
   Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
December 31    Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2003                $538,457                 $0                    $0
--------------------------------------------------------------------------------
2002                $399,300               $69,500              $92,400
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                         Total Non-Audit Fees
                        billed to Adviser and    Total Non-Audit
                          Affiliated Fund        Fees billed
                         Service Providers       to Adviser
               Total     (engagements related    and Affiliated
              Non-Audit    directly to the       Fund Service
               Fees        operations and        Providers
               Billed     financial reporting    (all other        Total of
Fiscal Year   to Fund        of the Fund)         engagements)      (A), (B)
    Ended
 December 31     (A)            (B)                (C)               and (C)
--------------------------------------------------------------------------------
2003           $4,000           $0              $3,967,000         $3,971,000
--------------------------------------------------------------------------------
2002           $4,175        $161,900           $17,092,950        $17,259,025
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder U.S. Bond Index Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder U.S. Bond Index Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               February 27, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               February 27, 2004
                                    ---------------------------